UNITED STATES BANKRUPTCY COURT
                           DISTRICT OF SOUTH CAROLINA


In Re:  Homegold, Inc.              )    Chapter 11
                                    )    Case Number 03-03864-WB
                                    )                -----------
                           Debtor(s))
-------------------------------------

                            MONTHLY OPERATING REPORT
                        CALENDAR MONTH 3/31/03 TO 4/30/03
                                       -------    -------

                        FINANCIAL BACKGROUND INFORMATION

1.   ACCOUNTING BASIS: Cash      Accrual X
                            ---         ---

2. PREPARER: State the name, address, telephone number and position of the person(s) who actually compiled the information contained in this report. Shane Smith-VP of Finance 2340 Broad River Road 803-365-2500
     ---------------------------------------------------------------------------
                                       Columbia, S.C.
                                       --------------

3.   NUMBER OF EMPLOYEES paid during this period: 157
                                                  ---

4.   Have there been any CHANGES IN THE NATURE OF YOUR  BUSINESS  since the last
     reporting  period?  Yes     No  X   .  If yes, explain  below:
                            ---     ---
     ---------------------------------------------------------------------------

5.   Are all BUSINESS LICENSES current? Yes  X   No    Not Applicable
                                             ---    ---               ---

6.   PRE-PETITION ACCOUNTS RECEIVABLE:

         Beginning Balance        $10,671,986
                                  -----------
         Collected this Period     979,367
                                   -------
         Ending Balance            9,692,619
                                   ----------

7. POST-PETITION ACCOUNTS RECEIVABLE:

         0-30 Days: $36,687  31-60 Days:  $       Over 60Days: $
                     ------                ------               ------

  If there  are any  post-petition  Accounts  Receivable  over 30 days,  provide
                     -------------
Schedule AR giving a listing of such accounts and explain the delinquencies.


8.   POST-PETITION ACCOUNTS PAYABLE:

         0-30 Days: $ 48,985  31-60 Days:  $      Over 60 Days: $
                      ------                -----                ------

     If there  are any  post-petition  Accounts  Payable  over 30 days,  provide
                        -------------
     Schedule   AP  giving  a  listing  of  such   accounts   and   explain  the
     delinquencies.

9.   TAXES. Are all taxes being paid to the proper taxing  authorities when due?
     Yes  X  No   . On the attached IRS Form 6123 report all tax deposits
         ---   ---
     made with any financial institution for federal employment taxes. Be sure the form is complete and signed by an authorized employee of the receiving institution or taxing authority. Attach to this report a completed Form 6123 for each deposit made during the reporting period. Also attach copies of the monthly sales tax report, payroll tax report and unemployment tax report with evidence of payment of both federal and state taxes.
                                             -----------------------

10.  ESCROW  ACCOUNTS.  Are you utilizing your tax account only for deposits and
     payment  of  payroll  and  sales  taxes?  Yes    No X . If no,  explain:
                                                  ---   ---
     Contract with 3rd party vendor for payroll services. Provider makes deposit on behalf.

11.  Are all BOOKS AND RECORDS of the debtor(s) being maintained monthly and are
     all current? Yes X   No    . Explain:
                     ---     ---          --------------------------------------


12. INSURANCE EXPIRATION STATEMENT. Policy expiration dates are:


         Auto & Truck 12/31/03   Liability 12/31/03
                      --------             --------
         Fire  12/31/03   Workers Comp. 12/31/03
               --------                 --------

13. ACTIONS OF DEBTOR. During the last month, did the debtor:

         (A) Fail to defend or not oppose any action seeking to dispossess the debtor from control or custody of any asset of the estate?
         Yes        No  X Explain:
             ---       ---        ----------------------------------------------

         B) Maintain such stock, inventory, raw materials, insurance, employees and other resources as are necessary to preserve and maintain the going- concern value of the assets of the debtor?
         Yes  X  No   Explain:
             ---   ---        --------------------------------------------------

14. TRANSFER OR SALE OF PROPERTY. Did the debtor or any person with control over any of the debtor's assets transfer, convey or abandon any of the debtor's assets to another party during the period of this report other than as set forth herein (including sales by creditors)? Yes No X --- ---
     Explain:
     -------------------------------------------------------------------

15.  PAYMENTS TO SECURED CREDITORS during reporting period:
     (Attach  additional sheets, if necessary.)

           | FREQUENCY OF       | AMOUNT   | NEXT      | POST-PETITION
CREDITOR   | PAYMENTS PER       | OF EACH  | PAYMENT   | PAYMENTS NOT MADE
--------   | CONTRACT (MO.,QTR) | PAYMENT  | DUE       | NUMBER & AMOUNT
           | ------------------ | -------  | ---       | ---------------
    N/A    |                    |          |           |
           |                    |          |           |
---------------------------------------------------------------------------


16. PAYMENTS TO PROFESSIONALS (Attorneys, Accountants, Real Estate Agents, Auctioneers, Appraisers, etc., during reporting period: (Attach additional sheets, if necessary.)

         PROFESSIONAL    SERVICE    AMOUNT
         --------------------------------------------
                        |         |
               None     |         |
                        |         |
         --------------------------------------------

17.  QUARTERLY U.S. TRUSTEE FEES paid during reporting period: $250.
                                                                ---

18. VERIFICATION: I declare under penalty of perjury that the information contained in this monthly operating report (including attached schedules) is true and correct to the best of my knowledge, information and belief.


                                                     HomeGold, Inc.
Dated:  5/20/03                                      DEBTOR-IN-POSSESSION
        -------


Name/ Title:  Karen A. Miller, CFO                   By:/s/ Karen A. Miller
              --------------------                     -------------------------
Address:  1021 Briar Gate Circle
          ----------------------
          Columbia, SC 29210
          ------------------
----------------------------------
Phone:  803-365-2500
        ------------


                    ALL MONTHLY REPORTS MUST BE FILED AT THE
              BANKRUPTCY COURT (P.O. BOX 1448, COLUMBIA, SC 29202)

                         UNITED STATES BANKRUPTCY COURT
                           DISTRICT OF SOUTH CAROLINA

In Re:  HomeGold, Inc.              )       Chapter   11
                                    )       Case Number 03-03864-WB
                                    )                   -----------
                           Debtor(s))
-------------------------------------

                            MONTHLY OPERATING REPORT
                                INCOME STATEMENT

                        (BUSINESS DEBTOR, ACCRUAL BASIS)
                        CALENDAR MONTH 3/31/03 TO 4/30/03
                (All figures refer to post-petition transactions)

                                                THIS MONTH       YEAR TO DATE
  (A)  TOTAL SALES/INCOME              (A)        444,140           44,140
                                                  -------          -------
                  Loan Fees, net of loan costs    102,526          102,526
                                                  -------          -------
                  Interest Income                  65,245           65,245
                                                   ------           ------
                  Management Fees                 165,000          165,000
                                                  -------          -------
                  Miscellaneous Income             48,432           48,432
                                                   ------           ------
                  Servicing Fees                   62,937           62,937
                                                   ------           ------

  (B)  TOTAL COST OF SALES   (B)                     0                0
                                                     -                -

  (C)  GROSS PROFIT    (C = A - B)               444,140           444,140
                                                 -------           -------

         OPERATING EXPENSES
         Officer Salaries (Gross)                 20,668            20,688
                                                  ------            ------
         Other Employee Salaries (Gross)         548,878           548,878
                                                 -------           -------
         Taxes (Payroll: Employer's Share)        48,356            48,356
                                                  ------            ------
         Employee Benefits (Insurance, Pension
                 Plan, etc. Employer's Share     160,781           160,781
                                                 -------           -------
         Advertising                              35,116            35,116
                                                 ------            ------
         Bad Debts                                 5,138             5,138
                                                   -----             -----
         Depreciation and Amortization             2,285             2,285
                                                   -----             -----
         Insurance(Other)                         21,594            21,594
                                                  ------            ------
         Interest (Mortgage, Loans, etc.)          9,471             9,471
                                                   -----             -----
         Leases (other than rent)                 25,231            25,231
                                                  ------            ------
         Outside Services & Contractors           75,605            75,605
                                                  ------            ------
         Professional Fees (Attorney, Accountant) 37,560            37,560
                                                  ------            ------
         Rent and leases                          70,562            70,562
                                                  ------            ------
         Supplies                                 16,227            16,227
                                                  ------            ------

                                                THIS MONTH      YEAR TO DATE
         Taxes(Other)                             22,969            22,969
                                                  ------            ------
         Telephone                                42,344            42,344
                                                  ------            ------
         Travel                                   11,104            11,104
                                                  ------            ------
         Utilities                                 2,647             2,647
                                                   -----             -----
         U.S. Trustee Quarterly Fee                  250               250
                                                     ---               ---

         OTHER OPERATING EXPENSES
         Dues and Subscriptions                      858               858
                                                     ---               ---
         Employee Recruiting Costs                 4,594             4,594
                                                   -----             -----
         Miscellaneous                             1,763             1,763
                                                   -----             -----
         Relocation Costs                          4,599             4,599
                                                   -----             -----

(D)  TOTAL OPERATING EXPENSES (D)               1,168,600          1,168,600
                                                ---------          ---------

(E)  PROFIT/LOSS FROM OPERATIONS   (E=C-D)      (724,460)          (724,460)
                                                 -------            -------

         OTHER INCOME (EXPENSES)
                                                 ---------         ---------
         Interest Income
                                                 ---------         ---------
         Interest Exp
                                                 ---------         ---------
         --------------------------------        ---------         ---------
         --------------------------------        ---------         ---------
         --------------------------------        ---------         ---------
         --------------------------------        ---------         ---------

         EXTRAORDINARY ITEMS- In (Out)
         --------------------------------        ---------         ---------
         --------------------------------        ---------         ---------
         --------------------------------        ---------         ---------


  (F)    TOTAL OTHER INCOME/EXPENSE &
         EXTRAORDINARY ITEMS     (F)             ---------         ---------


  (G)    INCOME BEFORE TAXES     (G = E+F)       (724,460)         (724,460)
                                                  -------           -------

  (H)    INCOME TAX EXPENSE      (H)
                                                 ---------          --------

  (I)    NET INCOME (LOSS)    (I = G - H)        (724,460)         (724,460)
                                                 ---------         ---------


     NOTE: Accrual basis reporters must attach CASH RECONCILIATION REPORTS or a standard Statement of Sources and Uses of Cash to this Report.

                           CASH RECONCILIATION REPORT
                        (BUSINESS DEBTOR, ACCRUAL BASIS)
                      CALENDAR MONTH ENDING April 30, 2003
                (All figures refer to post-petition transactions)


                                                                OPERATING
                                                                 ACCOUNT
  (A)   BEGINNING CASH BALANCE    (A)                    532,346(See Footnote 1)
                                                         -----------------------

  (B)   NET INCOME, (LINE (I), PAGE 23)    (B)                 (724,460)
                                                                -------
        Add Expenses Not Requiring Cash:
        Depreciation                   2,285
                                       -----
  (C)   Sub-Total                          (C)                    2,285
                                                                  -----
  (D)   CASH FROM OPERATIONS      (D = B + C)                  (722,175)
                                                                -------

   OTHER SOURCES (USES) OF CASH:
   SOURCES   (USES)
   Decrease (Incr) - Accounts Receivable                        (36,687)
                                                                --------
   Decrease (Incr) - Prepaid Insurance                         (570,850)
                                                                --------
   Decrease (Incr) - Prepaid Utilities                          (12,210)
                                                                --------
   Decrease (Incr) - Servicing Advances                         (53,916)
                                                                --------
   Decrease (Incr) - Security Deposit Refunded                 1,629,704
                                                               ---------
   Decrease (Incr) - Principal Loan Payments                     979,367
                                                                 -------

   Increase (Decr) - Accounts Payable                             48,985
                                                                --------
   Increase (Decr) - Accrued Interest                           --------
   Increase (Decr) - Accrued P/R Taxes                            56,336
                                                                --------
   Increase (Decr) - Accrued Prof. Fees                           20,000
                                                                --------
   Increase (Decr) - Accrued Rent                               --------
   Increase (Decr) - Accrued Salaries                             40,000
                                                                --------
   Increase (Decr) - Accrued Sales Taxes
                                                                --------
   Increase (Decr) - Notes Payable -Banks
                                                                --------
   Increase (Decr) - Notes Payable -Other
                                                                --------
   Increase (Decr) - Servicing Remittances                      (80,573)
                                                                --------
   Increase (Decr) -
                     ----------------------                     --------
   (Less) Unrecorded bank service charges                       --------

   (E)  TOTAL OTHER SOURCES (USES) OF CASH    (E)              2,020,156
                                                               ---------

   (F)  ENDING CASH BALANCE      (F = A+D+E)                   1,830,327
                                                               ---------

   (G)  BALANCE PER BANK STATEMENT       (G)                   2,155,278
                                                               ---------
   (H)  LESS OUTSTANDING CHECKS          (H)                     329,732
                                                                 -------
   (I)  ADD DEPOSITS IN TRANSIT          (I)                       4,781
                                                                   -----

   (J) RECONCILED BANK BALANCE  {J=(G-H)+I}                    1,830,327
                                                               ---------
        Ending Cash Balance (F) and Reconciled  Bank Balance (J) should equal.
        ----------------------------------------------------------------------
        * A COPY OF THE BANK STATEMENTS(S) SHOULD BE ATTACHED TO THIS FORM.

     (1) Transfer of balance from old operating account into newly established DIP account.

4550423701       PAGE

##XXH1834DPCSTM           04300304550423701
                                              Statement of Account

                                              Last statement:April 04, 2003
                                              This statement:April 30, 2003
                                              Total days in statement period: 27
                                              4550423701       031   834
                                              Page 1 of 5


        HOMEGOLD INC
        BANKRUPTCY NO 03-03864-B              Direct inquiries to:      91
        OPERATING ACCOUNT/DEBTORS IN POSSESSION
        2340 B BROAD RIVER RD                 NBSC Lexington
        COLUMBIA SC 29210                     5456 Sunset Boulevard
                                              Lexington SC  29072


                           Summary of Account Balance

       Account                                Number             Ending Balance

       Commercial Checking                  4550423701            $2,155,277.67


      LET FREEDOM RING!


      Commercial Checking            Account Number  4550423701    91 Enclosures


        Beginning balance                0.00
        Deposits/Credits         3,352,241.70
        Withdrawals/Debits       1,196,964.03
        Ending balance           2,155,277.67


      Checks

      Number             Date                  Amount                 Control
      103                04-25                  25.00          00006230423190
      1001 *             04-14                 626.01          00006127638240
      1002               04-23                 252.00          00006131327030
      1003               04-23                 234.00          00006131327040
      1004               04-23                 229.50          00006131327050
      1005               04-29                  19.71          00006232692490
      1006               04-18                  21.90          00006227939350
      1007               04-18                  14.60          00006227939340
      1008               04-18                  10.95          00006227939330
      1009               04-18                  15.70          00006227939320
      1010               04-28                  44.94          00006231293460
      1011               04-28                  31.79          00006231293450
      1012               04-28               1,300.00          00006231293440
      1013               04-17                  57.63          00006227399050
      1014               04-21                  15.84          00006228775030

                                                          4550423701       PAGE


##XXH1834DPCSTM           04300304550423701

                                                     April 30, 2003
                                                     4550423701
                                                     HOMEGOLD INC
                                                     Page 2 of 5


      Checks
      1015               04-21                   7.92          00006228775040
      1016               04-24                   9.53          00006132166840
      1017               04-24                   5.39          00006132166830
      1018               04-17                  38.75          00006227406710
      1019               04-28                 964.09          00006231293470
      1020               04-23                  50.00          00006131448340
      1022 *             04-28                 560.76          00006231293430
      1024 *             04-24               1,789.98          00006132082300
      1025               04-21              73,159.87          00006130009150
      1026               04-23                 217.36          00006131418360
      1027               04-23               1,271.36          00006131245480
      1028               04-28                 801.04          00006231106310
      1029               04-25                 659.55          00006132661040
      1032 *             04-24                  25.00          00006132056260
      1037 *             04-24                 110.00          00006132055660
      1039 *             04-23                 100.00          00006131464180
      1040               04-23                  40.00          00006131341840
      1044 *             04-18                  66.75          00006227823500
      1045               04-22                 159.90          00006229233740
      1046               04-21                 500.00          00006130053090
      1047               04-21               1,395.00          00006130066800
      1048               04-23                 138.20          00006131102730
      1049               04-28                 291.06          00006231123610
      1050               04-23               1,975.00          00006131210230
      1051               04-21                  15.84          00006228775020
      1052               04-23                 118.98          00006131231900
      1053               04-21               4,883.78          00006130324210
      1054               04-22                 132.82          00006229233750
      1055               04-22               4,595.39          00006229254680
      1056               04-22                  37.00          00006228886400
      1057               04-23                 847.41          00006131450700
      1058               04-22                 185.00          00006228886410
      1059               04-22                 370.00          00006228958720
      1060               04-22               1,397.10          00006228910790
      1061               04-22                 956.48          00006229200060
      1062               04-25                 260.57          00006230310440
      1063               04-23                 195.04          00006131195910
      1065 *             04-30                 825.02          00006133221890
      1066               04-30                 460.08          00006133355980
      1068 *             04-28               1,537.96          00006231256870
      1069               04-28                 891.59          00006231173890
      1071 *             04-30               3,926.81          00006133247400
      1073 *             04-23                 772.65          00006131240210
      1074               04-24                 468.39          00006132034130
      1075               04-24               1,003.09          00006132033940
      1076               04-28                 579.04          00006231362370
      1077               04-23                 461.63          00006131418930

                                                         4550423701       PAGE

##XXH1834DPCSTM           04300304550423701

                                                     April 30, 2003
                                                     4550423701
                                                     HOMEGOLD INC
                                                     Page 3 of 5


      Checks
      1078               04-22                 825.90          00006228913370
      1079               04-30                 676.64          00006133279510
      1080               04-23                 583.96          00006131126730
      1082 *             04-23                 578.26          00006131418840
      1083               04-25                 861.76          00006132671290
      1084               04-23                 847.73          00006131433120
      1085               04-24                 458.58          00006132095440
      1086               04-28              32,992.03          00006231459540
      1087               04-23                 533.32          00006131231910
      1089 *             04-24                   7.92          00006132389120
      1090               04-22                 974.96          00006228918900
      1091               04-22                 836.90          00006228918910
      1092               04-24              12,210.00          00006131930150
      1093               04-25                 740.00          00006230238150
      1094               04-24               2,000.00          00006131880020
      1097 *             04-25               3,600.00          00006132674330
      1098               04-28                 120.24          00006231299260
      1099               04-28              16,518.83          00006231147120
      1117 *             04-30                 378.39          00006133145640
      1127 *             04-30                 680.21          00006133082900
      55359 *            04-28                  25.00          00006231358610
      * Skip in check sequence

Other Debits

Date  Transaction Type        Reference Number  Description               Amount

04-10   Dp Correction Debit   00006127012361                              638.50
04-10   Service Charge Dr     00006127012361    DP CORRECTION DEBI          5.00
04-10   Preauthorized Wd      91000012073760    DELUXE BUS SYS.           592.52
                                                       BUS PRODS
                                                       030410 11472820
04-11   Wire Transfer-Out     00006225005990                           37,375.79
04-11   Wire Transfer-Out     00006225006000                            4,000.00
04-11   Wire Transfer-Out     00006225005960                            1,023.86
04-11   Wire Transfer-Out     00006225005950                              914.91
04-11   Wire Transfer-Out     00006225005980                              727.91
04-11   Wire Transfer-Out     00006225005940                              693.18
04-11   Wire Transfer-Out     00006225005930                              499.04
04-11   Wire Transfer-Out     00006225005970                              451.29
04-11   Wire Transfer Fee     124000411105545                              12.00
04-11   Wire Transfer Fee     124000411105545                              12.00
04-11   Wire Transfer Fee     124000411105652                              12.00
04-11   Wire Transfer Fee     124000411105652                              12.00
04-11   Wire Transfer Fee     124000411105652                              12.00
04-11   Wire Transfer Fee     124000411105652                              12.00
04-11   Wire Transfer Fee     124000411105652                              12.00
04-11   Wire Transfer Fee     124000411105652                              12.00

                                                        4550423701       PAGE

##XXH1834DPCSTM           04300304550423701

                                                     April 30, 2003
                                                     4550423701
                                                     HOMEGOLD INC
                                                     Page 4 of 5

Other Debits
Date  Transaction Type        Reference Number  Description               Amount

04-15   Money Mkt Withdrawal  00006226363360                            1,197.55
04-16   Deposit Return Item   00006129838650                            1,255.28
04-16   Wire Transfer Fee     375000416103411                              12.00
04-17   Wire Transfer-Out     00006227565460                              724.00
04-17   Wire Transfer-Out     00006227565470                              432.00
04-17   Debit Memo            00006227567320                          162,314.13
04-17   Debit Memo            00006227565570                           66,350.87
04-17   Automatic Transfer    00000000000000    TRANSFER TO                30.00
                                                DEPOSIT SYSTEM
                                                ACCOUNT 4550422901
04-18   Debit Memo            00006228649300                            6,413.55
04-21   Automatic Transfer    00000000000000    TRANSFER TO               977.95
                                                DEPOSIT SYSTEM
                                                ACCOUNT 4550422901
04-23   Automatic Transfer    00000000000000    TRANSFER TO               344.00
                                                DEPOSIT SYSTEM
                                                ACCOUNT 4550422901
04-24   Wire Transfer-Out     874000424090959                         570,850.00
04-25   Withdrawal            00006230813230                            1,000.00
04-25   Automatic Transfer    00000000000000    TRANSFER TO               983.22
                                                DEPOSIT SYSTEM
                                                ACCOUNT 4550422901
04-28   Deposit Return Item   00006232456020                            2,081.61
04-29   Wire Transfer-Out     633000429100853                           2,136.41
04-29   Wire Transfer-Out     633000429100853                           2,000.00
04-30   Preauthorized Wd      21000024376919    SBC AMERITECH           3,880.47
                                                PAYMENTS
                                                030430 630R2636634764
04-30   Automatic Transfer    00000000000000    TRANSFER TO           138,354.61
                                                DEPOSIT SYSTEM
                                                ACCOUNT 4550422901

Deposits/Other Credits

 Date  Transaction Type        Reference Number  Description             Amount

04-07   Deposit               00006221673560                          290,609.85
04-08   Deposit               00006223241310                          586,669.87
04-08   Deposit               00006223244090                            2,036.41
04-09   Deposit               00006224152660                           17,914.58
04-10   Deposit               00006127009820                           24,624.45
04-10   Deposit               00006126997970                           12,318.23
04-10   Deposit               00006127012420                            6,498.64
04-10   Deposit               00006127008820                            5,775.00
04-10   Deposit               00006127012360                            3,253.97

_                                                          4550423701       PAGE

##XXH1834DPCSTM           04300304550423701

                                                    April 30, 2003
                                                    4550423701
                                                    HOMEGOLD INC
                                                    Page 5 of 5



 Deposits/Other Credits
Date  Transaction Type        Reference Number  Description               Amount

04-10   Deposit               00006127009900                            2,063.25
04-10   Deposit               00006127010730                            1,829.85
04-10   Deposit               00006127008790                            1,265.28
04-10   Deposit               00006127012470                            1,172.29
04-10   Deposit               00006127012500                              861.76
04-11   Deposit               00006224952260                           11,117.76
04-11   Deposit               00006224964640                            5,081.28
04-14   Deposit               00006128523490                              967.94
04-15   Deposit               00006226319550                              954.10
04-16   Deposit               00006129546890                            4,404.89
04-16   Wire Transfer-IN      874000416084206                             755.83
04-16   Deposit               00006129545980                              556.05
04-16   Deposit               00006129546920                               20.00
04-17   Deposit               00006227408850                            7,622.43
04-17   Deposit               00006227409140                            2,714.02
04-18   Deposit               00006228278250                           21,176.65
04-18   Deposit               00006228278210                           13,019.75
04-18   Deposit               00006228275040                               74.27
04-21   Wire Transfer-IN      633000421085108                          55,246.92
04-21   Deposit               00006228772990                              881.55
04-21   Credit Memo           00006130922660                                0.32
04-22   Wire Transfer-IN      874000422141630                       1,500,000.00
04-22   Wire Transfer-IN      874000422141630                         129,704.23
04-22   Deposit               00006229726020                            7,832.42
04-22   Deposit               00006229725850                            2,342.13
04-22   Deposit               00006229725970                              428.31
04-23   Deposit               00006131719700                              546.05
04-24   Deposit               00006132431530                            6,093.75
04-24   Deposit               00006132422510                              815.04
04-25   Deposit               00006230752330                           75,544.81
04-25   Deposit               00006230752250                            4,035.00
04-28   Wire Transfer-IN      874000428104822                         532,345.79
04-28   Deposit               00006231940590                            1,311.90
04-29   Deposit               00006233431090                            7,001.00
04-29   Deposit               00006233431200                            2,754.08


  Balance Summary
Date        Amount        Date           Amount        Date        Amount

04-07      290,609.85     04-15         926,172.95     04-23      2,334,522.61
04-08      879,316.13     04-16         930,642.44     04-24      1,752,493.52
04-09      897,230.71     04-17         711,031.51     04-25      1,823,943.23
04-10      955,657.41     04-18         738,758.73     04-28      2,298,860.94
04-11      926,074.47     04-21         713,931.32     04-29      2,304,459.90
04-14      926,416.40     04-22       2,343,766.96     04-30      2,155,277.67

                           CASH RECONCILIATION REPORT
                            Payroll and Tax Accounts
                         (Business Debtor, Accrual Basis
                      Calendar Month Ending April 30, 2003
                                 --------------
                (All figures refer to post-petition transactions)

                                           PAYROLL      TAX
                                           ACCOUNT      ACCOUNT(SEE FOOTNOTE 1)
  (A)     BEGINNING CASH BALANCE (A)           0
                                             ------     --------

         CASH RECEIPTS:
         Transfers from Operating Account   369,355     --------
                                            -------
         Transfers from Payroll Account     -------     --------
         Other - -----------------------    -------     --------
         -------------------------------    -------     --------

  (B)     TOTAL CASH RECEIPTS     (B)       369,355
                                            -------     ---------

  (C)     CASH AVAILABLE    (C = A + B)     369,355
                                            -------     ---------

   CASH DISBURSEMENTS:
   Gross Payroll for this period        $   693,751
                                            -------

   Employee Benefits paid                    31,798
                                             ------
   Net Payroll Paid                         473,605
                                            -------
   Transfers to Tax Account                       0
                                                  -

   Taxes deposited or paid during period
           Employees' share of FICA Tax     43,866
                                            ------      ---------
           Employer's share of FICA Tax     43,866
                                            ------      ---------
           Employees' Federal Income Tax    69,133
                                            ------      ---------
           Employees' State Income Tax      26,780
                                            ------      ---------
           Unemployment Tax                  4,490
                                            ------      ---------
           Unrecorded Bank Service Charges    30
                                            ------      ---------

           Other:  Local Taxes               213
                                            ------      ---------
           ADP Fees                          983
                                            ------      ---------

(D)     TOTAL DISBURSEMENTS      (D)  429,227(See Footnote 2)
                                      -----------------------   --

(E)     ENDING CASH BALANCE    (E = C-D)  (59,872)
                                          --------      ----------
(F)     BALANCE PER BANK STATEMENT   (F)      0
                                              -         ----------
(G)     LESS OUTSTANDING CHECKS      (G)   59,872
                                           ------       ----------
(H)     ADD DEPOSITS IN TRANSIT   (H)         0
                                              -         ----------
(I)     RECONCILED BANK BALANCE
                          I =(F-G)+H}     (59,872)
                                          --------      ----------
   Ending Cash  Balance (E) and  Reconciled  Bank Balance (I) should  equal.
   -------------------------------------------------------------------------
    * A COPY OF THE BANK STATEMENT(S) SHOULD BE ATTACHED TO THIS FORM.
(1) Opened but not utilized-ADP debits the DIP Payroll account for taxes owed and remits tax payments when due on HomeGold's behalf
(2) Excludes $31,798 employee benefits paid out of DIP Operating account and $233,739 net payroll and taxes paid out of previous payroll account before DIP Payroll account opened

4550422901       PAGE




##XXH1834DPCSTM           04300304550422901
                                           Statement of Account

                                           Last statement:April 04, 2003
                                           This statement:April 30, 2003
                                           Total days in statement period: 27
                                           4550422901       031   834
                                           Page 1 of 2


        HOMEGOLD INC
        BANKRUPTCY NO 03-03864-B                     Direct inquiries to:     1
        PAYROLL ACCOUNT/DEBTORS IN POSSESSION
        2340 B BROAD RIVER RD                        NBSC Lexington
        COLUMBIA SC 29210                            5456 Sunset Boulevard
                                                     Lexington SC  29072


                           Summary of Account Balance

       Account                                Number              Ending Balance

       Commercial Checking                  4550422901                     $0.00




      LET FREEDOM RING!





       Commercial Checking          Account Number  4550422901       1 Enclosure


        Beginning balance                0.00
        Deposits/Credits           369,354.78
        Withdrawals/Debits         369,354.78
        Ending balance                   0.00



      Checks

      Number             Date                  Amount                 Control
      1002               04-21                 977.95          00006130306560

Other Debits

Date  Transaction Type        Reference Number  Description               Amount

04-16   Wire Transfer-Out     874000416145617   BNF=ADP INC FUNDS     162,314.13
                                                MGMNT.     TAS    DEPOSIT
                                                CUSTODIAL  ACCT,
                                                REQUEST BY ADP
                                                REF: 42AEG8448140VV
       04-16   NSF Fee        00000417094346    FOR OVERDRAFT              30.00
                                                WIRE TRANSFER-OUT

                                                          4550422901       PAGE



##XXH1834DPCSTM           04300304550422901

                                                   April 30, 2003
                                                   4550422901
                                                   HOMEGOLD INC
                                                   Page 2 of 2






Other Debits
Date  Transaction Type      Reference Number  Description               Amount

04-17   Wire Transfer-Out   874000417101142 BNF=ADP INC. FUNDS     66,350.87
                                            MGMT TAX DEPOSIT
                                            CUSTODIAL ACCT. REQUEST OF ADP TAX S
                                            VC REF:#42AEG8448139VV
04-23   Preauthorized Wd    91000010729701  ADP TX/FINCL SVC          344.00
                                            ADP - TAX
                                            030423 42AEG 8487318VV
04-25   Preauthorized Wd    21000022978866  ADP PAYROLL FEES          983.22
                                            ADP - FEES
                                            030425 10AEG 0132169
04-30   Wire Transfer-Out   633000430160431                         138,354.61


Deposits/Other Credits

Date  Transaction Type        Reference Number  Description               Amount

04-17   Automatic Transfer    00000000000000    TRANSFER FROM              30.00
                                                ZERO BALANCE ACCT
                                                4550423701
04-17   Deposit               00006227567310                          162,314.13
04-17   Deposit               00006227565560                           66,350.87
04-21   Automatic Transfer    00000000000000    TRANSFER FROM             977.95
                                                ZERO BALANCE ACCT
                                                4550423701
04-23   Automatic Transfer    00000000000000    TRANSFER FROM             344.00
                                                ZERO BALANCE ACCT
                                                4550423701
04-25   Automatic Transfer    00000000000000    TRANSFER FROM             983.22
                                                ZERO BALANCE ACCT
                                                4550423701
04-30   Automatic Transfer    00000000000000    TRANSFER FROM         138,354.61
                                                ZERO BALANCE ACCT
                                                4550423701


  Balance Summary
 Date        Amount     Date              Amount     Date             Amount

04-16      -162,344.13  04-21               0.00     04-25              0.00
04-17            0.00   04-23               0.00     04-30              0.00

4550421001       PAGE



##XXH1834DPCSTM           04300304550421001
                                            Statement of Account

                                            Last statement:April 04, 2003
                                            This statement:April 30, 2003
                                            Total days in statement period: 27
                                            4550421001       031   834
                                            Page 1 of 1


        HOMEGOLD INC
        BANKRUPTCY NO 03-03864-B                     Direct inquiries to:    0
        TAXES/SPEC ESCROW/DEBTORS IN POSSESSION
        2340 B BROAD RIVER RD                        NBSC Lexington
        COLUMBIA SC 29210                            5456 Sunset Boulevard
                                                     Lexington SC  29072


                                  Summary of Account Balance

       Account                         Number                    Ending Balance

       Commercial Checking           4550421001                           $0.00




      LET FREEDOM RING!





       Commercial Checking                  Account Number  4550421001


        Beginning balance                0.00
        Deposits/Credits                 0.00
        Withdrawals/Debits               0.00
        Ending balance                   0.00

               Department of the Treasury-Internal Revenue Service
FORM 6123
(REV. 06-97)  VERIFICATION OF FIDUCIARY'S FEDERAL TAX DEPOSIT
--------------------------------------------------------------------------------
                    Do not attach this Notice to your Return
--------------------------------------------------------------------------------
               District Director, Internal revenue Service
               Attn: Chief, Special Procedures Function
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
     FROM:       Name of Taxpayer      N/A

                ----------------------------------------------------------------
                 Taxpayer Address

--------------------------------------------------------------------------------
The following information is to notify you of Federal tax deposit(s) (FTD) as required by the United States Bankruptcy COURT (complete sections 1 and/or 2 as appropriate):
--------------------------------------------------------------------------------
         SECTION 1          FORM 941 FEDERAL TAX DEPOSIT (FTD) INFORMATION

    Taxes Reported on        for the payroll period from       to
    Form 941, Employer's                                -------  -------
    Quarterly Federal        Gross wages paid to employees    $
    Tax Return                                                  --------
                             Income tax withheld              $
                                                                --------
                             Social Security (Employer's
                              plus Employee's share of
                              Social Security Tax)            $
                                                                --------
                             Tax Deposited                    $
                                                                --------
                             Date Deposited
                                                ----------
--------------------------------------------------------------------------------

         SECTION 2          FORM 940 FEDERAL TAX DEPOSIT (FTD) INFORMATION

    Taxes Reported on        for the payroll period from      to
    Form 940,Employer's                                  -----   -------
    Annual Federal           Gross wages paid to employees    $
    Unemployment Tax                                             -------
    Return                   Tax Deposited                    $
                                                                 -------
                             Date Deposited
                                                ----------
--------------------------------------------------------------------------------
                                  CERTIFICATION
 (CERTIFICATION IS LIMITED TO RECEIPT OR ELECTRONIC TRANSMITTAL OF DEPOSIT ONLY) This certifies receipt or electronic transmittal of deposits described below for Federal taxes as defined in Circular E, Employer's Tax Guide (Publication 15)
--------------------------------------------------------------------------------
  DEPOSIT METHOD          Form 8109/8109B Federal Tax Deposit (FTD) coupon
  (check box)             Electronic Federal Tax Payment System (EFTPS) Deposit
--------------------------------------------------------------------------------
  Amount (Form 941 Taxes)    Date of Deposit    EFTPS acknowledgment number or
                                                Form 8109 FTD received by:

--------------------------------------------------------------------------------
  Amount (Form 940 Taxes)    Date of Deposit    EFTPS acknowledgment number or
                                                Form 8109 FTD received by:

--------------------------------------------------------------------------------

  Depositor's Employer                          Name and Address of Bank
  Identification Number:

--------------------------------------------------------------------------------
  Under penalties of perjury, I certify that the above federal tax deposit information is true and correct
--------------------------------------------------------------------------------
  Signed:                                               Date:

--------------------------------------------------------------------------------
  Name and Title
  (print or type)
--------------------------------------------------------------------------------
                       Cat. #43099Z Form 6123 (rev.06-97)

                   CHI1530 (CHI1533)         FEDERAL DEPOSIT DETAILS
                                       05 /15 / 2003     13:22:30

Br/Co     :42/AEG     Agt       :005          Yr/Qtr          :03/2 Hdr Status:A
Statu     :X          Cuttoff Dt:04 / 04      FF-EIC Freq     :SW   Transfer  :
Disb Acct :           Int Rise  :04 / 08 / 03        FUTA Freq:     Combo     :N
Check No  :           Ext Rixe  :04 / 08 / 03 FF-EIC Sisb Mthd:A    Late Disb :N
ID        :593324910  Due Date  :04 / 09 / 03 FUTA Disb Mthd  :     Payee     :A
N&A/Sfx   :001-1


Tax Type                   Deposit

Total                      54,573.73
FIT                        23,889.51
FICAEE                     15,357.78
FICAER                     15,357.69
FUTA                                0.00
EIC                                31.25-

                              CHI1530 (CHI1533)         FEDERAL DEPOSIT DETAILS
                                             05 /15 / 2003     13:22:51

Br/Co    :42/AEG     Agt       :005           Yr/Qtr         :03/2 Hdr Status: A
Status   :X          Cuttoff Dt:04 / 18      FF-EIC Freq     :SW   Transfer  :
Disb Acct:           Int Rise  :04 / 22 / 03 FUTA Freq       :     Combo     : N
Check No :           Ext Rixe  :04 / 22 / 03 FF-EIC Sisb Mthd:A    Late Disb : N
ID       :593324910  Due Date  :04 / 23 / 03 FUTA Disb Mthd  :     Payee     : A
N&A/Sfx  :001-1


Tax Type                    Deposit

Total                      55,392.06
FIT                        24,131.98
FICAEE                     15,645.56
FICAER                     15,645.61
FUTA                            0.00
EIC                            31.09-

                                  BALANCE SHEET
                              AS OF April 30, 2003

CURRENT ASSETS
     Cash                                              $1,770,455
                                                        ---------
     Pre-Petition  Accounts Receivable                  9,692,619
                                                        ---------
      Post-Petition Accounts Receivable                 36,687
                                                        ---------
      Receivable from Officers,
         Employees, Affiliates
                                                        ---------
      Notes Receivable
                                                        ---------
      Inventory
                                                        ---------
      Other Current Assets:
         Real Estate Acquired Through Foreclosure       679,443
                                                        --------
         Restricted Cash                                5,602,808
                                                        ---------
         TOTAL CURRENT ASSETS                                         17,782,012
                                                                      ----------

FIXED ASSETS
  Leasehold Improvements                                46,032
                                                        ------
  Equipment, Furniture & Fixtures                       160,994
                                                        -------
         less Accumulated Depreciation                  (21,884)
                                                        --------
         TOTAL FIXED ASSETS                                              185,142
                                                                         -------
OTHER ASSETS
  Goodwill                                              18,001,471
                                                        ----------
  Servicing Asset                                       405,933
                                                        -------
  Investment in Emmco and Other Intangibles             17,608,625
                                                        ----------
         TOTAL OTHER ASSETS                                           36,016,029
                                                                      ----------
TOTAL ASSETS                                            53,983,183
                                                        ----------

POST-PETITION LIABILITIES
   Accounts Payable                                     48,985
                                                        ------
   Notes Payable
                                                        ------
   Rents and Leases Payable
                                                        ------
   Taxes Payable                                        56,336
                                                        ------
   Accrued Interest
                                                        ------
  -----------------------------                         ------
         TOTAL-POST PETITION LIABILITIES                                 105,321
                                                                         -------
PRE-PETITION LIABILITIES
  Priority Claims                                       262,126
                                                        -------
  Secured Debts                                         10,226,639
                                                        ----------
  Unsecured Debt                                        79,814,867
                                                        ----------
         TOTAL PRE-PETITION LIABILITIES                               90,303,632
                                                                      ----------
OWNERS EQUITY (DEFICIT)
  Capital Stock or Owners Investment
                                                        ----------
  Paid In Capital Surplus                               228,124,108
                                                        -----------
  Retained Earnings (Deficit)
         PRE -PETITION                                  (263,825,418)
                                                           -------------
         Post-Petition     (724,460)
                            -------
         TOTAL OWNERS EQUITY                                        (36,425,770)
                                                                    ------------
TOTAL LIABILITIES AND OWNER'S EQUITY                                  53,983,183
                                                                      ----------

                         UNITED STATES BANKRUPTCY COURT
                           DISTRICT OF SOUTH CAROLINA

In Re:  HomeGold, Inc.          )
                                )   Chapter 11
                                )   Case Number:03-03864-WB
                                )               -----------
                Debtor(s)       )
---------------------------------

                        CASH DISBURSEMENTS SUMMARY REPORT
                      Calendar Month Ending April 30, 2003
                                            --------------

Total Disbursements from Operating Account         (See Note 1) 1,157,341
                                                                ---------

Total Disbursements from Payroll Account           (See Note 2) 429,227
                                                                -------

Total Disbursements from Tax Escrow Account        (See Note 3)
                                                                -------

Total Disbursements from any other Account         (See Note 4)
                                                                -------

Grand Total Disbursements from all Accounts                   1,586,568
                                                              ---------

Note 1--Include in this amount all checks written, wire transfers made from, or any other withdrawal from the general operating account. Exclude only transfers to the debtor-in-possession payroll account, the debtor in possession tax escrow account or other debtor in possession account where the disbursements will be listed on this report.

NOTE 2 --Include in this amount all checks written, wire transfers made from, or any other withdrawal from the payroll account. Exclude only transfers to the debtor-in-possession operating account, the debtor in possession tax escrow account or other debtor-in-possession account where the disbursements will be listed on this report.

NOTE 3 --Include in this amount all checks written, wire transfers made from, or any other withdrawal from the tax escrow account. Exclude only transfers to the debtor-in-possession operating account, the debtor in possession payroll account or other debtor in possession account where the disbursements will be listed on this report.

NOTE 4 -- Include  in this  amount  any other  disbursements  made by the debtor including (but not limited to) cash paid from a petty cash fund or cash register, amounts paid from any other debtor in possession account, and amounts paid from the accounts of others on the debtors behalf (for example, disbursements made from a law firm's escrow account as a result of a sale of property.)

                               ACCOUNTS RECEIVABLE
                              AS OF April 30, 2003



                    TOTAL          DATE           PAST DUE            PAST DUE
CREDITOR             DUE         INCURRED       (31-60 DAYS)     (OVER 60 DAYS)

Accredited Lending  7,951.92       4/25/03
BMC Mortgage        8,954.22       4/19/03
Equity First        2,427.50       4/14/03
Flagstar           12,576.08       4/10/03
Option One          4,777.20       4/23/03
































TOTALS THIS
PAGE          $36,686.92                                0.00           0.00
               ---------                                ----           ----


TOTALS ALL
 PAGES        $36,686.92                                0.00           0.00
               ---------                                ----           ----

                                ACCOUNTS PAYABLE
                              AS OF April 30, 2003

TRADE ACCOUNTS PAYABLE
                                                          PAST DUE    PAST DUE
CREDITOR                        TOTAL DUE  DATE INCURRED 31-60DAYS  OVER60DAYS
Adecco                          125.12     4/20/03
ADP Screening & Selection Svc    72.29     3/30/03-4/26/03
Advanced Cleaning Svc           589.00     4/1/03-5/31/03
Airbourne Express                34.73     4/3/03-4/10/03
Aquapure Water Sys              119.26     4/15/03
AT&T                            137.91     4/27/03
Attachmate                      570.08     4/30/03
Bowles Rice McDavid Graff & Love258.05     4/30/03
Bowles Rice McDavid Graff & Love875.87     4/30/03
BOYD BRAZELL, SR                 64.26     4/24/03-4/29/03
Carolina Marking Devices         50.35     4/2/03
Carolina Marking Devices         13.84     4/7/03
ComEd                           533.49     4/7/03-5/7/03
ComEd                           104.17     4/7/03-5/7/03
ComEd                           118.80     3/31/03-4/7/03
CONNIE SHARPE                   980.98     4/18/03-5/1/03
Dove Data Products              852.17     4/29/03
Executive Copies of Columbia  6,905.09     4/23/03
Fedex                           227.99     3/28/03-4/4/03
FNIS Flood Services              88.00     4/1/03-4/30/03
FORECLOSURE MANAGEMENT          654.50     4/24/03-4/29/03
HOTJOBS.COM LTD               1,350.00     4/1/03-6/30/03
JENNIFER PLANK                2,299.20     4/18/03-5/1/03
John Efird                       43.04     4/16/03
John Efird                      926.10     4/24/03
John Efird                      935.68     4/29/03
JOHN EFIRD COMPANY              136.42     4/1/03
JOHN EFIRD COMPANY               82.76     4/7/03
PCS, CO                       3,600.00     4/22/03
RL Carriers                      52.10     4/21/03
Ronco Communications          1,984.00     4/1/03
SBC                             853.68     3/17/03-5/15/03 4/16/03 BILL
SCE&G                            74.17     3/31/03-5/6/03
SIDNEY O. NASH, III           1,371.90     4/18/03-5/1/03
SiteXdata                        50.00     4/1/03-4/30/03
Staffmark                       100.80     4/6/03
The Office Works                 24.07     4/30/03
UPS                              21.17     4/5/03-4/11/03
UPS                              10.37     4/5/03-4/11/03
UPS                              14.54     4/5/03-4/11/03
UPS                               6.64     4/12/03-4/18/03
UPS                              59.78     4/19/03-4/25/03
UPS                             107.96     4/26/03-5/2/03
Verizon Internet Services       820.00     4/1/03-4/30/03
WASTE MANAGEMENT                633.90     4/3/03-5/1/03
Xspdeius Management          10,411.81     4/1/03-4/30/03
Xspdeius Management             374.07     4/1/03-4/30/03
TRADE ACCOUNTS PAYABLE TOTAL 39,720.11

A/P: PURSUANT TO ORDER AUTHORIZING DEBTOR TO PAY CERTAIN PRE-PETITION CLAIMS AND RETURN MONIES BEING HELD FOR THE BENEFIT OF THIRD PARTIES.

                                                      PAST DUE       PAST DUE
CREDITOR                  TOTAL DUE  DATE INCURRED   (31-60 DAYS) (OVER 60 DAYS)
GUARDIAN LIFE INSURANCE   4,612.54   2/1/03-2/28/03
GUARDIAN LIFE INSURANCE   4,530.36   3/1/03-3/31/03
John Andrulis               121.49   3/27/03
TOTAL                     9,264.39

GRAND TOTAL              48,984.50